EXHIBIT 99.1

Contact:	(Investors)	Robert B. Tschudy Senior Vice President and CFO SCPIE Holdings Inc. 310/557-8739 e-mail: rtschudy@scpie.com Roger Pondel PondelWilkinson Inc. 310/279-5980 e-mail: rpondel@pondel.com	(Media)	Howard Bender Vice President, Communications SCPIE Holdings Inc. 310/551-5948 e-mail: hbender@scpie.com	SCPIE Holding Inc. 1888 Century Park Ease Suite 800 Los Angeles, California 90067-1712 310/551-5900 800/962-5549 www.scpie.com

SCPIE HOLDINGS REPORTS RESULTS

FOR 2007 YEAR AND FOURTH QUARTER

Los Angeles, California – February 29, 2008 – SCPIE Holdings Inc. (NYSE:SKP), a major provider of healthcare liability insurance, today reported its financial results for the year and fourth quarter ended December 31, 2007.

In 2007, SCPIE had net income of $17.9 million, equal to $1.82 per diluted share, compared with net income of $12.3 million, or $1.27 per diluted share in 2006.

For the 2007 fourth quarter, SCPIE had net income of $6.3 million, or $0.63 per diluted share. For the same period in 2006, the Company had net income of $4.0 million, or $0.41 per diluted share.

Direct Healthcare Liability Review

Net earned premiums for SCPIE’s direct healthcare liability insurance business in 2007 were $121.9 million, a slight decrease from the 2006 total of $123.2 million. Net written premiums for 2007 were $121.2 million, compared to $123.3 million the previous year.

This segment produced an underwriting profit in 2007 of $20.1 million, an increase over the 2006 underwriting profit of $10.8 million. The loss and loss adjustment expense ratio decreased to 62.0% from 70.6% in the previous year. In 2007, the combined ratio was 83.5%, compared with 91.3% in 2006.

For the 2007 fourth quarter, net earned premiums for SCPIE’s healthcare liability insurance business increased slightly to $31.6 million from $30.1 million in 2006. Net written premiums were $25.4 million in the fourth quarter of 2007 versus $24.5 million a year earlier.

In the 2007 fourth quarter, the business produced an underwriting profit of $10.6 million, compared with $3.1 million in 2006. The loss ratio in this segment for the last quarter of 2007 was 43.1 % compared to 69.2% in 2006, and the combined ratio for the 2007 fourth quarter decreased to 66.5% from 89.7% in 2006.

Non-Core Review

SCPIE continued to run off its healthcare liability operations. Outstanding reserves for this segment declined further in 2007 to $23.9 million from $37.7 million at year-end 2006. Open claims dropped to 75 at year-end 2007, compared to 136 at the end of 2006.

The Company reported losses for 2007 of $8.9 million—$2.5 million in the fourth quarter—in the assumed reinsurance segment.

Financial Summary

For 2007, SCPIE had total revenues of $143.7 million, which included net earned premiums of $121.7 million, net investment income of $21.9 million and a realized investment loss of $114,000. For 2006, total revenues of $143.9 million included net earned premiums of $123.5 million, net investment income of $20.4 million and a realized investment loss of $493,000.

Total revenues of $36.9 million for the 2007 fourth quarter include $31.6 million of earned premiums, $5.3 million of net investment income and $3,000 of realized investment losses. In the previous year fourth quarter, total revenues of $35.6 million included $30.3 million of earned premiums, $4.9 million of net investment income and $70,000 of realized investment losses. Net written premiums for the 2007 fourth quarter totaled $25.4 million, compared with $24.7 million a year earlier.

SCPIE’s balance sheet remained debt-free at December 31, 2007. Book value per share was $24.21 at year end, up from $21.63 at December 31, 2006.

Supplemental financial data relating to the performance of the Company’s non-core direct healthcare liability operations and its assumed reinsurance business is contained in the detailed financial statement accompanying this news release.

About SCPIE Holdings

SCPIE Holdings Inc. is a leading provider of healthcare liability insurance for physicians, oral and maxillofacial surgeons, and other healthcare providers, as well as medical groups and healthcare facilities. Since the Company was founded in 1976, it has carved out a significant niche in the insurance industry by providing innovative products and services for the healthcare community.

On October 16, 2007, the Company announced that it has entered into a definitive agreement to be acquired by The Doctors Company, a physician-owned medical malpractice carrier headquartered in Napa, California. The transaction is subject to the customary closing conditions, including regulatory approvals and the approval of the Company’s stockholders. A special meeting of stockholders to approve this transaction is scheduled for March 26, 2008, at 10 am Pacific Time, at the Company’s headquarters, 1888 Century Park East, Los Angeles, CA 90067.

Additional Information and Where to Find It

On January 30, 2008, SCPIE filed a definitive proxy statement with the Securities and Exchange Commission (SEC) in connection with its proposed acquisition by The Doctors Company. The proxy statement has been mailed to SCPIE’s stockholders, who are urged to read the proxy statement and other relevant materials filed with the SEC because they contain important information about the acquisition. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by SCPIE at the Investors/Media section on its corporate website at www.scpie.com.

SCPIE’s executive officers and directors may be participants in the solicitation of proxies from SCPIE stockholders with respect to the acquisition. Information about SCPIE’s executive officers and directors, and their ownership of SCPIE Holdings common stock, is set forth in the definitive proxy statement SCPIE filed with the SEC on January 30, 2008, and in the reports filed by the executive officers and directors under Section 16 of the Securities Exchange Act of 1934, as amended, since such date. Additional information regarding the direct and indirect interests of SCPIE’s executive officers and directors in the acquisition is in the definitive proxy statement.

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In addition to historical information, this news release contains forward-looking statements that are based upon the Company’s estimates and expectations concerning future events and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Actuarial estimates of losses and loss expenses and expectations concerning the Company’s ability to retain current insureds at profitable levels, successful withdrawal from the assumed reinsurance business, continued solvency of the Company’s reinsurers, obtaining rate change regulatory approvals, expansion of liability insurance business in its principal market, and improved performance and profitability are dependent upon a variety of factors, including future economic, competitive and market conditions, frequency and severity of catastrophic events, future legislative and regulatory actions, uncertainties and potential delays in obtaining rate approvals, the level of ratings from recognized rating services, the inherent uncertainty of loss and loss expense estimates in both the core business and discontinued non-core business and the cyclical nature of the property and casualty insurance industry, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. The Company is also subject to certain structural risks as an insurance holding company, including statutory restrictions on dividends and other intercompany transactions.

Risks and uncertainties regarding the pending transaction with The Doctors Company include the possibility that the closing does not occur, or is delayed, due to the failure of closing conditions (including approval by the Company’s stockholders and regulatory authorities) and risks that the pending transaction could disrupt current plans and opportunities of the Company. Other factors that may cause actual results to differ from the forward-looking statements contained herein and that may affect the Company’s prospects are included in the Company’s other filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the Company or any other person that the Company’s objectives or plans will be realized.

SCPIE Holdings Inc. and Subsidiaries

Consolidated Balance Sheets

(Dollars in Thousands)

	December 31, 2007	December 31, 2006
ASSETS
Securities available-for-sale:
Fixed maturities investments, at fair value (amortized cost 2007 - $335,813; 2006 - $397,553)	$337,784	$389,954
Equity investments, at fair value (cost 2007 - $1,428; 2006 - $1,723)	1,665	2,034

Total securities available-for-sale	339,449	391,988
Cash and cash equivalents	217,323	145,815

Total investments	556,772	537,803
Accrued investment income	5,029	5,330
Premiums receivable	13,142	18,697
Assumed reinsurance receivables	14,230	17,089
Reinsurance recoverable	36,194	45,564
Deferred policy acquisition costs	7,420	7,351
Deferred federal income taxes, net	31,946	44,661
Property and equipment, net	948	1,733
Other assets	7,055	7,281

Total assets	$672,736	$685,509

LIABILITIES
Reserves:
Loss and loss adjustment expenses	$378,431	$405,448
Unearned premiums	41,112	41,815

Total reserves	419,543	447,263
Amounts held for reinsurance	1,220	13,317
Other liabilities	19,934	18,285

Total liabilities	440,697	478,865
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Preferred stock - par value $1.00, 5,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock - par value $.0001, 30,000,000 shares authorized, 12,792,091 shares issued, 2007 - 9,583,165 shares outstanding 2006 - 9,553,906 shares outstanding	1	1
Additional paid-in capital	36,704	37,127
Retained earnings	289,636	271,925
Treasury stock, at cost	(93,927)	(95,278)
(2007 - 2,708,926 shares and 2006 - 2,738,185 shares)
Subscription notes receivable	(1,509)	(1,849)
Accumulated other comprehensive income / (loss)	1,134	(5,282)

Total stockholders’ equity	232,039	206,644

Total liabilities and stockholders’ equity	$672,736	$685,509

SCPIE Holdings Inc. and Subsidiaries

Consoldiated Statements of Income

(Dollars in Thousands, except per-share data)

	Twelve Months Ended		Three Months Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Revenues:
Net premiums earned	$121,659	$123,531	$31,639	$30,286
Net investment income	21,908	20,410	5,335	4,934
Realized investment losses	(114)	(493)	(3)	(70)
Other revenue / (loss)	283	461	(52)	443

Total revenues	143,736	143,909	36,919	35,593
Expenses:
Losses & loss adjustment expenses incurred	82,039	98,088	14,660	23,504
Other operating expenses	34,044	27,465	12,345	6,394

Total expenses	116,083	125,553	27,005	29,898

Income before federal income taxes	27,653	18,356	9,914	5,695
Income tax expense	9,714	6,076	3,656	1,712

Net income	$17,939	$12,280	$6,258	$3,983

Basic earnings per share of common stock	$1.87	$1.29	$0.65	$0.42

Diluted earnings per share of common stock	$1.82	$1.27	$0.63	$0.41

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	Twelve Months Ended December 31 2007				Twelve Months Ended December 31 2006
	Direct Healthcare Liability	Assumed Reinsurance (2)(3)	Other (5)	Total (4)	Direct Healthcare Liability	Assumed Reinsurance (2)(3)	Other (6)	Total (4)
Net written premium (1)	$121,169	$(213)		$120,956	$123,280	$361		$123,641
Net earned premium	$121,872	$(213)		$121,659	$123,170	$361		$123,531
Net investment income			$21,908	21,908			$20,410	20,410
Realized investment losses			(114)	(114)			(493)	(493)
Other revenue			283	283			461	461

Total revenue	121,872	(213)	22,077	143,736	123,170	361	20,378	143,909
Incurred loss and LAE	75,609	6,430		82,039	86,928	11,160		98,088
Other expenses	26,159	2,263	5,622	34,044	25,479	377	1,609	27,465

Net underwriting income / (loss)	$20,104	$(8,906)		11,198	$10,763	$(11,176)		(413)

Net investment income, other revenue & expense			$16,455	16,455			$18,769	18,769

Income before federal Income taxes				$27,653				$18,356

Net cash provided in operating activities				$11,831				$7,557

Loss ratio	62.0%				70.6%
Expense ratio	21.5%				20.7%

Combined ratio (GAAP)	83.5%				91.3%

1)	Net written premium is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net written premium is a statutory measure of production levels. Net earned premium, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies. A reconciliation of net written premium to net earned premium is provided herein.

2)	Ratios are not shown for the Assumed Reinsurance columns, because of their run-off status produces ratios which are not meaningful.

3)	The expense component for the Assumed Reinsurance segment includes the effect of the retrospective accounting treatment required by Financial Accounting Standards Board No. 113, more fully described in SCPIE’s 2006 Annual Filing in Form 10K, page 42.

4)	Ratios are not shown for the Total column, because inclusion of the discontinued Assumed Reinsurance results produce ratios which are no longer meaningful.

5)	Other expenses in column relate to transaction expenses associated with the auction process and subsequent merger agreement executed with The Doctors Company.

6)	Other expenses in column relate to a proxy challenge in 2006.

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

	Three Months Ended December 31 2007				Three Months Ended December 31 2006
	Direct Healthcare Liability	Assumed Reinsurance (2)(3)	Other (5)	Total (4)	Direct Healthcare Liability	Assumed Reinsurance (2)(3)	Other (6)	Total (4)
Net written premium (1)	$25,352	$16		$25,368	$24,523	$182		$24,705
Net earned premium	$31,623	$16		$31,639	$30,104	$182		$30,286
Net investment income			$5,335	5,335			$4,934	4,934
Realized investment losses			(3)	(3)			(70)	(70)
Other revenue / (loss)		—	(52)	(52)			443	443

Total revenue	31,623	16	5,280	36,919	30,104	182	5,307	35,593
Incurred loss and LAE	13,625	1,035		14,660	20,845	2,659		23,504
Other expenses	7,395	1,481	3,469	12,345	6,185	209	—	6,394

Net underwriting income / (loss)	$10,603	$(2,500)		8,103	$3,074	$(2,686)		388

Net investment income, other revenue & expense			$1,811	1,811			$5,307	5,307

Income before federal Income taxes				$9,914				$5,695

Net cash provided in operating activities				$10,951				$5,207

Loss ratio	43.1%				69.2%
Expense ratio	23.4%				20.5%

Combined ratio (GAAP)	66.5%				89.7%

1)	Net written premium is a non-GAAP financial measure which represents the premiums charged on policies issued during a fiscal period less any reinsurance. Net written premium is a statutory measure of production levels. Net earned premium, a comparable GAAP measure, represents the portion of premiums written that is recognized as income in the financial statements for the periods presented and earned on a pro-rata basis over the term of the policies. A reconciliation of net written premium to net earned premium is provided herein.

2)	Ratios are not shown for the Assumed Reinsurance columns, because their run-off status produces ratios which are not meaningful.

3)	The expense component for the Assumed Reinsurance segment includes the effect of the retrospective accounting treatment required by Financial Accounting Standards Board No. 113, more fully described in SCPIE’s 2006 Annual Filing in Form 10K, page 42.

4)	Ratios are not shown for the Total column, because inclusion of the discontinued Non-Core Healthcare Liability and Assumed Reinsurance results produce ratios which are not meaningful.

5)	Other expenses in column relate to transaction expenses associated with the auction process and subsequent merger agreement executed with The Doctors Company.

6)	Other expenses in column relate to a proxy challenge in 2006.

SCPIE Holdings Inc. and Subsidiaries

Supplemental Financial Data

(Dollars in Thousands)

December 31, 2007

Fixed-maturity portfolio
U.S. government & agencies	$155,927	46.2%
Mortgage & asset-backed	64,071	19.0%
Corporate	117,786	34.8%

Total	$337,784	100.0%
Average quality		AAA
Effective duration		2.8
Yield to maturity		4.3%
Weighted average combined maturity		4.1

	Twelve Months Ended		Three Months Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Total premiums
Net written premium	$120,956	$123,641	$25,368	$24,705
Change in unearned premium	703	(110)	6,271	5,581

Net earned premium	$121,659	$123,531	$31,639	$30,286